SUPPLEMENT DATED SEPTEMBER 8, 2021
TO

PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KMA VARIABLE ACCOUNT

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective on or around October 11, 2021, the names of the following investment options will change for K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code as described in "Appendix B - Prior Contracts of the Variable Account:"

Current Name	New Name
Wells Fargo Money Market Fund	Allspring Money Market Fund
Wells Fargo Core Plus Bond Fund	Allspring Core Plus Bond Fund
Wells Fargo Enterprise Fund	Allspring Enterprise Fund

THE CONTRACT REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.